UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 29, 2004
                ________________________________________________
                Date of Report (Date of earliest event reported)




                        Baldwin Technology Company, Inc.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)




         Delaware                       1-9334                13-3258160
____________________________         ____________         __________________
(State or other jurisdiction         (Commission           (I.R.S. Employer
    of incorporation)                File Number)         Identification No.)




                    Twelve Commerce Drive, Shelton, CT. 06484
               ___________________________________________________
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 402-1000
               __________________________________________________
              (Registrant's telephone number, including area code)


                                       N/A
           ___________________________________________________________
          (Former Name or Former Address, if changed since Last Report)

Item 5.           Other Events

     On December 12, 2003, Baldwin Technology Company, Inc. ("Baldwin"), entered into a non-binding Letter of Intent ("LOI") whereby technotrans AG would acquire, through a one-step merger, all outstanding shares of Class A and Class B Common Stock of Baldwin for a price of $2.50 per share in cash.

     On January 29, 2004, Baldwin terminated the LOI.





Item 7.           Financial Statements and Exhibits.


         (c)    Exhibits


                 99.1 Baldwin Technology Company, Inc., issued the attached press release on January 29, 2004 (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BALDWIN TECHNOLOGY COMPANY, INC.
                                           ________________________________
                                                    (Registrant)



                                           By: /s/ VIJAY C. THARANI
                                               _________________________________
                                                   Vijay C. Tharani
                                                   (Chief Financial Officer)




Dated: January 29, 2004